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Tri-Continental Corporation

April 2006

Tri-Continental

I.

History and Tradition

II.

Annual Meeting

III.

Dissidents’ Stated Objectives

IV.

Dissidents’ Stated Rationale

–     Integrity of Directors

–     Investment Results

–     Discount

V.

Dissidents’ Actual Objective

VI.

Cumulative Voting

VII.

Tri-Continental — A Closed-End Fund

VIII.

Consequences of Dissident’s Success

IX.

Board’s Recommendations

Tri-Continental
History and Tradition

A closed-end investment company established in January 1929, by
J. & W. Seligman & Co.

One of the nation’s oldest and largest diversified equity closed-end funds with $2.5 billion in assets

Listed on the New York Stock Exchange for 77 years (NYSE: TY)

The average stockholder has held his or her shares for more than 20 years

62 consecutive years of paying dividends

Has among the lowest expense ratio in its investment category
(0.65% vs. 1.08%)*

*Source: Morningstar

Tri-Continental
Annual Meeting: May 4, 2006

1.

Election of Three Directors

2.

Ratification of Auditors

3.

Stockholder Proposal to Adopt Cumulative Voting

Tri-Continental
Dissidents’ Stated Objectives

Elect three of their own directors

Effect cumulative voting

Tri-Continental
Dissidents’ Stated Rationale

Integrity of Directors

Investment Results

Discount

Tri-Continental
Integrity and Quality of Directors

More than 75% of Directors are Independent (7 out of 9 currently)

Highly Qualified Independent Directors with experience as

Chairman/CEO of Fortune 500 company

Directors of multiple NYSE listed companies

President/Dean of leading colleges

Director, New York Regional Office, Federal Trade Commission

Director, Federal Reserve System, Kansas City Reserve Bank

U.N. Ambassador

Supreme Allied Commander, NATO

Diverse Professional Experience

Business: Pharmaceutical, Financial Services, Consumer Products, Energy, Media

Legal

Academia

Government/Military

Philanthropy

Tri-Continental
Integrity and Quality of Directors

Six regularly scheduled Board meetings each year (only four
required by law)

Recent ICI study shows 72% of funds have four regularly scheduled meetings

Independent Board committees meet in executive session at each meeting

Board Operations Committee

Audit Committee

Director Nominating Committee

Tri-Continental
Integrity and Quality of Directors

Board Operations Committee

All seven Independent Directors

Directs operation of the full Board

In existence for 25 years

Chaired by Frank A. McPherson,  Lead Independent Director

Audit Committee

Four Independent Directors

Oversight of financial reporting process

Chaired by James N. Whitson, 1940 Act “Audit Committee Financial Expert”

Director Nominating Committee

Three Independent Directors

Identifies and evaluates candidates for the Board

Chaired by Ambassador Robert L. Shafer

Tri-Continental
Integrity and Quality of Directors

Nominees proposed by the Director Nominating Committee

Extensive experience in investments and business

General John R. Galvin: Independent TY director since 1995; Dean Emeritus of Fletcher
School of Law and Diplomacy of Tufts University; Formerly Supreme Allied Commander,
NATO, and Commander-in-Chief, United States European Command; Formerly Director
of Raytheon Co. and USLIFE Corporations; current independent member of Board of investment companies of the Seligman Group of Funds.

William C. Morris: TY Director and Chairman of the Fund since 1988; Chairman of
J. & W. Seligman & Co. Incorporated; Chairman Carbo Ceramics, Inc.; Former Senior
Officer of Lehman Brothers and its successor firms; President and CEO of the
Metropolitan Opera Association.

Ambassador Robert L. Shafer: Independent TY Director since 1991; Ambassador and
Permanent Observer of the Sovereign Military Order of Malta to the United Nations;
former director of USLIFE Corporation and Vice President of Pfizer Inc.; current independent member of Boards of investment companies of Seligman Group of Funds.

Tri-Continental
Dissident Director Candidates

Art Lipson: Controls Western Investment Hedge Fund Group (Mr. Lipson has
stated that his position in Tri-Continental is hedged)

Marlene Plumlee: Assistant Professor of Accounting at University of Utah (No
relevant Board experience)

Paul DeRosa: Principal at Mount Lucus Management Co., an asset management firm and a Director of Intervest Bancshares Corp. (Nasdaq: IBCA)

ISS Corporate Governance Quotient for IBCA:

Index Score: 9.1% (bottom decile)

Industry Score: 2.4% (bottom decile)

Tri-Continental
Investment Results

Investment Objective

Invests to produce future growth of both capital and income, while providing reasonable current income

Investment Strategy

Seeks to achieve its objective by investing in a diversified portfolio of large-capitalization stocks and fixed-income securities

20%
16
12
8
4
0
4.74
4.21
11.14
11.73
17.04
17.22
2.34
3.97
6.42
8.95
YTD
1-Year
3-Year
5-Year
10-Year
TY
S&P 500

TriCon 4/06 13

Tri-Continental
Investment Results

Improved Investment Results as of March 31, 2006

Performance data quoted in this presentation represent past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original costs. Current performance may be lower or higher than the performance data quoted. Total returns of the
Corporation as of the most recent month end will be made available at www.seligman.com by the seventh business day following that month end. J. & W. Seligman & Co. Incorporated, the investment manager of the Corporation, made certain payments to the Corporation in 2004. Absent such payments, the net asset value returns that include this period would have been lower.
Returns reflect changes in market price or net asset value, as applicable and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

Source: J. & W. Seligman & Co. and FactSet

Tri-Continental
Investment Results

Lead Portfolio Manager: John B. Cunningham

Joined Tri-Continental in September 2004

Seligman’s Chief Investment Officer

Chartered Financial Analyst (CFA)

Former Group Head of Salomon Brothers Asset Management Equity Team

Former Portfolio Manager for the highly regarded Salomon Brothers Investors
Value Fund

Member of New York Society of Security Analysts (NYSSA)

MBA from the Amos Tuck School of Business Administration, Dartmouth College

BA from University of Virginia

Tri-Continental
Investment Results

The Investment Team: 90 Years of Combined Experience

Sector Responsibility

Industry Experience

Title

                    8

Senior Vice President

Francis Fay
Equity Trader

Consumer Staples, Discretionary,
Industrials, and Materials

                 15

Vice President

Edward Mehalick
Security Analyst

Consumer Staples and Discretionary

                    6

Vice President

Chris V. Kagaoan
Security Analyst

Heath Care, Utilities, and Energy

                 18

Senior Vice President

Brian M. Turner
Security Analyst

Information Technology

                    9

Senior Vice President

Christopher J. Boova
Security Analyst

Finance, Telecommunications Services,
and Telecommunications Equipment

                 16

Managing Director

Michael F. McGarry
Co-Portfolio Manager

                 18 years

Managing Director

John B. Cunningham
Portfolio Manager

Tri-Continental
Discount

Discounts, a well-known feature of closed-end funds

83% of all domestic equity closed-end funds trade at a discount*

S&P 500 Index Fund trades at a discount (NYSE: GRE)

Virtually all of Tri-Continental’s stockholders acquired their shares at a discount to NAV

*Source: ETFConnect.com as of March 31, 2006

Tri-Continental
Discount

Directors Knowledgeable of Discount

Receive information about discount six times per year (at each Board meeting)

Receive a detailed report annually on closed-end equity fund discounts

Report presented for the past 12 years

The Discount Report

Investment Results

Distribution Policies

Market Turnover

Share Growth

Realized and Unrealized Capital Appreciation

Discount Trends

Macro-economic Factors

Tri-Continental
Discount

Discount: Perception vs. Reality

*Based on our 2005 independent telephone survey conducted annually (2004 82%, 2002 84%, 2001 80%).

Investors

Perception of Discount

New Investors

Positive

Existing Stockholders

Positive or Indifferent

(81% of Tri-Continental's stockholders are

either pleased or indifferent with current

discount)*

Sellers

Negative

Tri-Continental
Discount

An investment in a closed-end fund trading at a 15% discount

Buys a dollar worth of assets for 85 cents on the dollar

Enhances the dividend yield by 17.6%

63% of registered stockholders participate in one of the Fund’s investment plans

Tri-Continental
Discount

Steps Taken that Benefit ALL Stockholders

Stock Repurchase Program established in 1998

Open market purchases when discount exceeds 10%

Five-year average discount before program: 17.1%

Average discount after program: 14.9%

Steps Taken to Raise Awareness

Founding member of Closed-End Fund Association

Conferences and Trade Shows

Advertising Campaign

Investor Relations Program

Dedicated Website (www.tricontinental.com)

Tri-Continental
Dissidents’ Actual Objective

Open-End the Fund,

Liquidate the Fund, or

Conduct Massive Tender Offers

Tri-Continental
Cumulative Voting

With Tri-Continental’s majority election threshold, cumulative voting has the potential to impede election of directors

Cumulative voting allows the election of Directors who have support from only a relatively small special interest group

Stockholders have voted against cumulative voting on two prior occasions (most recently in 2004)

Tri-Continental
A Closed-End Fund

Stockholders have voted to keep the Fund's closed-end structure on nine prior occasions (most recently in 1999)

Successfully operated as closed-end fund since 1929

Closed-end fund structure is fundamental to meeting the Fund's investment objective

Closed-end fund structure is necessary to maintain the Fund’s low expense ratio

Tri-Continental
A Closed-End Fund

The closed-end structure allows Jack Cunningham and his Team to focus solely on investing for the long-term benefit of stockholders.

Portfolio Manager is not impeded by:

Continuous purchases or redemptions of shares and related cash flows

Maintenance of cash reserves

Forced realization for capital gains and losses

Loss of ability to use leverage

Forced redemption of Preferred Stock and Warrants

Potential for increased expenses

Addition of 12b-1 fees

Increased transfer agency fees

Increased custodian fees

Tri-Continental
Consequences of Dissident’s Success

Three unqualified board members with a self-serving agenda

Cumulative voting and the potential for more special interest candidates

Altering Tri-Continental’s closed-end structure to the detriment of long-term stockholders (higher expenses, additional fees, and lower yields)

Tri-Continental
Board’s Recommendations

Proposal 1:

FOR election of General John R. Galvin,

Mr. William C. Morris and

Ambassador Robert L. Shafer

Proposal 2:

FOR the ratification of auditors

Proposal 3:

AGAINST the cumulative voting

stockholder proposal

Appendix

Tri-Continental
Independent Directors

General John R. Galvin

Independent TY director since 1995; Dean Emeritus of Fletcher School of Law and Diplomacy of Tufts University; Formerly
Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command; Formerly Director of
Raytheon Co. and USLIFE Corporation; current independent member of Board of investment companies of the Seligman
Group of Funds.

Alice S. Ilchman

President Emerita, Sarah Lawrence College; Director, Jeannette K. Watson Fellowship; Trustee, Committee for Economic
Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service
(PBS). Formerly, Trustee, Save the Children; Chairman, The Rockefeller Foundation; Director, New York Telephone
Company; current independent member of Board of investment companies of the Seligman Group of Funds.

Frank A. McPherson

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation; Director, DCP Midstream GP, LLP;
Integris Health; Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls
Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education.
Formerly, Director, ConocoPhillips; Kimberly-Clark Corporation; BOK Financial; Director, the Federal Reserve System’s
Kansas City Reserve Bank; current independent member of Board of investment companies of the Seligman Group of
Funds.

Betsy S. Michel

Attorney; Trustee, The Geraldine R. Dodge Foundation. Formerly, Chairman of the Board of Trustees of St. George’s
School; Trustee, World Learning, Inc.; Trustee, Council of New Jersey Grantmakers; current independent member of Board of investment companies of the Seligman Group of Funds.

Tri-Continental
Independent Directors

Leroy C. Richie

Counsel, Lewis & Munday, P.C.; Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.; Director, Kerr-McGee
Corporation; Director, Infinity, Inc.; Director, Vibration Control Technologies, LLC; Lead Outside Director, Digital Ally Inc.;
Director and Chairman, Highland Park Michigan Economic Development Corp.; Chairman, Detroit Public Schools
Foundation. Formerly, Trustee, New York University Law Center Foundation; Director, New York Regional Office, Federal
Trade Commission; Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.; Vice President and
General Counsel, Automotive Legal Affairs, Chrysler Corporation; current independent member of Board of investment companies of the Seligman Group of Funds.

Ambassador Robert L. Shafer

Independent TY Director since 1991; Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the
United Nations; former director of USLIFE Corporation and Vice President of Pfizer Inc.; current independent member of
Boards of investment companies of Seligman Group of Funds.

James N. Whitson

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.; Director, CommScope, Inc.
Formerly, Director and Consultant, Sammons Enterprises, Inc. and a Director of C-SPAN; current independent member of
Board of investment companies of the Seligman Group of Funds